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                                                             Exhibit (4)(h)



                              [FACE OF SECURITY]

Preferred Shares of                                 Preferred Shares of
Beneficial Interest                                 Beneficial Interest

  Par Value $.03                                       Par Value $.03

      Number:                                              Shares:
      P-.....                                              .......


Formed Under the Laws                          This Certificate is Transferable
of the State of Texas                                   in Houston, Texas
                                                     and New York, New York

                                                        CUSIP ........
                                            See Reverse for Certain Definitions


                         WEINGARTEN REALTY INVESTORS

                     A Texas Real Estate Investment Trust


This Certifies that


Is the owner of

      Fully Paid and Nonassessable Preferred Shares of Benefical Interest of

Weingarten Realty Investors (the "Trust"), transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized representatives.

             Dated:                              Countersigned and Registered


                                                 Transfer Agent and Registrar

          Secretary           Chairman                Authorized Signature

THERE ARE RESTRICTIONS ON THE TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE AS MORE FULLY SET FORTH ON THE REVERSE HEREOF.


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                            [REVERSE OF SECURITY]

                         WEINGARTEN REALTY INVESTORS

       This Certificate and the shares represented hereby are subject in all respects to the laws of the State of Texas and to the Declaration of Trust and Bylaws of the Trust and any amendments thereto. The Declaration of Trust, as amended, provides that no shareholder shall have any preemptive rights to acquire unissued or treasury shares of the Trust. The Declaration of Trust also restricts the transfer of the shares of beneficial interest evidenced by this Certificate in connection with the qualification by the Trust as a real estate investment trust. Copies of the Trust's Declaration of Trust are on file with the Harris County, Texas, County Clerk and will be furnished to any shareholder of record without charge upon written request to the Trust at its principal place of business or registered office.

        The Trust will furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and condtions of redemption of the shares of each class which the Trust is authorized to issue and the difference in the relative rights and preferences between the shares of each series of any preferred class to the extent they have been set and the authority of the Trust Managers to set the relative rights and preferences of subsequent series to any holder of shares without charge on written request to the Trust at its principal place of business or registered office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT-________________________
TEN ENT - as tenants by the                             (Cust)       (Minor)
            entireties
JT TEN  - as joint tenants with     under Uniform Gifts to Minors Act_________
            right of survivorship                                      State
            and not as tenants
            in common


    Additional abbreviations may also be used though not in the above list.

For value received, ................. hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OR ASSIGNEE
 ________________________________________
|                                        |
|________________________________________|....................................

..............................................................................
                  Please print or typewrite name and address
                    including postal zip code of assignee

..............................................................................

..............................................................................
                                                                Shares
..............................................................................
of Beneficial Interest represented by the within Certificate, and do hereby irrevocable constitute and appoint
..............................................................................

Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, .............................     .....................................

....................................
Signature Guaranteed:

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NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.